Investor Meetings March 2010 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s
2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18;
and (2) other factors discussed in filings with the Securities and Exchange Commission
(SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy
Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies. Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.
Please refer to the footnotes of the following slides for a reconciliation non-GAAP cash flows to GAAP cash flows.

Leader in the U.S. Electric Power Industry
Leading market cap in the sector at ~$30 billion, investment grade balance sheet
Experienced management team with track record of creating and returning shareholder value
• Exelon formed through combination of ComEd and PECO Energy in 2000
• Total shareholder return
(1)
of 108% since October 2000, compared to 58% for the
Philadelphia Utility Index, and a negative 3% for the S&P 500
• ~4.5% dividend yield
Largest, best operated merchant generator of electricity in the U.S.
• Ownership interest in 19 operating nuclear reactors
• Largest nuclear operator in U.S. with 18% of nuclear output; third largest in the world
• Industry-leading capacity factors and generating cost among nuclear fleets in the U.S.
• Geographically well-situated in competitive markets and part of PJM, the largest RTO
Two stable utility companies operating in large metropolitan markets
Best positioned in the industry for upside from carbon legislation or regulation
•
In addition to positive leverage to upside from natural gas, coal and capacity prices
Exelon’s asset base, operational performance and presence in competitive markets enable us to capture and create value
(1)  Total shareholder return from October 20, 2000 through March 5, 2010.

Multi-Regional, Diverse Company
(1)  Standard & Poor’s senior unsecured debt rating as of February 28, 2010.
Note: Owned megawatts as of December 31, 2009 based on Generation’s ownership, using annual mean ratings for nuclear units (excluding Salem) and summer ratings for
Salem and the fossil and hydro units.
Midwest Capacity
Owned: 11,412 MW
Contracted: 2,900 MW
Total: 14,312 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 182 MW
Total Capacity
Owned: 24,850 MW
Contracted: 6,153 MW
Total: 31,003 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 11,034 MW
Contracted: 336 MW
Total: 11,370 MW
Exelon Financial Highlights
2009 Operating Earnings: $2.7B
2009 EPS: $4.12
Assets at 12/31/09:                $49.2B
Total Debt at 12/31/09: $12.6B
Credit Rating:
(1)
BBB-

0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Industry (w/o Exelon)
Exelon
Note:  Exelon data includes Salem.  2009 average includes 23 days of TMI outage that extended into 2010 reflecting steam generator replacement.
Exelon Generation Consistently
Delivers Top-Tier Results
Exelon Generation has ability to replicate best practices on a large scale
Source: Platts News Flashes and Company Press Releases, 11/3/09
Refueling Outage Duration
• 93.6% capacity factor – the 7 consecutive
year exceeding 93%
• Clinton and Quad Cities 1 units established
new continuous run records of 596 and 594
days, respectively
• TMI 1 unit set a new PWR world record for a
705-day continuous run
• Equipment upgrades and power uprates
added 70 MW of nuclear capacity
0 200 400 600 800
Byron 1
Limerick 2
Byron 2
Braidwood 2
Quad Cities 1
Clinton
Three Mile Island 1
Three Mile Island 1
Three Mile Island 1
LaSalle 1
Three Mile Island 1
Three Mile Island 1
Peach Bottom-3
Peach Bottom-3
LaSalle 2
LaSalle 1
(Days)
th
2009 Nuclear Fleet Achievements
Nuclear Reliability
30 Longest Continuous U.S. Runs

6.1
6.9
2.0
2.0
7.3
6.4
2.0
2.2
Transmission
Distribution
ComEd Building Strength
Producing Results with
Regulatory Recovery Plan
~46% ~47%
8.5%
46.4%
Earned ROE
Equity (1)
5.5%
45.4%
$8.1
$8.4
$9.4
2008
2009
2011
(Illustrative) (2)
Average Annual Rate Base
($ in billions)
(1) Equity based on definition provided in most recent Illinois Commerce Commission (ICC) distribution rate case order (book equity less goodwill).
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, including an ROE target, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
Note: Amounts may not add due to rounding.
2010E
$8.9
ComEd executing on regulatory recovery plan resulting in healthy increases in earned ROE
10%
10%
• Significant improvement in earned ROE, from
5.5% in 2008 to 8.5% in 2009, targeting at
least 10% in 2010
• Continued strong operational performance
• Benefiting from regular transmission updates
through a formula rate plan
• Uncollectibles expense rider tariff approved by
ICC in February 2010
• Anticipate electric distribution rate filing in
2010
• ICC approved Illinois Power Agency’s 2010
procurement plan order; annual procurement
event expected to take place in Spring 2010
• ICC approved Smart Meter pilot program and
rider
• Standard & Poor’s raised credit ratings in
3Q09 and Fitch in 1Q10

2.7
2.8
3.0
3.2
0.5
0.5
0.5
1.1
1.1
1.1
1.2
0.6
2.0
1.3
0.5
Gas
Competitive Transition Charge (CTC)
Electric Transmission
Electric Distribution
PECO Executing on Transition Plan
Actively Engaged in Transition
• Targeted earned ROE of ~11% in 2010; 9-11%
post transition
• Anticipate electric and gas rate filings by end
of 1Q10
• Selected as 1 of 6 companies to receive
maximum Federal stimulus award of $200
million for smart grid / smart meter investment
• PA Public Utility Commission approval
expected in 1Q10 to implement Smart Meter
Plan of Pennsylvania Act 129
• Fixed price PPA with ExGen ends 12/31/10
• Two procurement events for electricity supply
post-2010 were conducted, including 49% of
2011 residential load; next procurement in
May 2010
~9 – 11%
Not applicable due to
transition rate structure
Rate Making ROE
Equity ~50-53%
$6.3
$5.7
$5.0
Average Annual Rate Base
(1)
($ in billions)
2008 2009 2011
(Illustrative) (2)
(1) Rate base as determined for rate-making purposes.
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
$5.1
2010E
PECO is managing through its transition period and is positioned for continued strong financial performance post-2010

Nuclear
Uprates
-
1,300–1,500 MW of new Exelon nuclear capacity by 2017, the
equivalent of a new nuclear plant at roughly half the cost of a new plant and no incremental operating costs
-
Approximately $725 million in investments to build smart grid infrastructure over the coming years with a regulated return on investment
-
Lowest carbon intensity in the sector, significant upside if and when legislation enacted or regulations promulgated, and
enhancing industry-leading position with Exelon 2020
-
Positioned to benefit from increases in natural gas and coal prices, heat rates, and demand growth
-
Leveraging transmission expertise across the company and in
developing Exelon Transmission Company with the goal of
improving reliability, reducing congestion and moving
renewable energy to population centers
Deploying Capital for Shareholder Value
Smart Grid
Environmental
Commodity
Leveraged
Transmission

Source: Ventyx Velocity Suite Database
Bubble size represents carbon
intensity, expressed in terms of metric
tons of CO2 per MWh generated
0
50
100
150
50 100 150 200
2008 Gross Generation (TWh)
Exelon
AEP
Southern
Duke
TVA
FPL
Entergy
Dominion
Berkshire
Hathaway
Calpine
NRG
First
Energy
Xcel
Ameren
Progress
250
Lowest CO2 Intensity of Large Generators
15 Berkshire Hathaway 0.84
14 Ameren Corp 0.81
13 NRG Energy 0.78
12 AEP 0.77
11 Xcel Energy 0.74
10 Southern 0.69
9 Duke Energy 0.63
8 Progress Energy 0.61
7 TVA 0.60
6 FirstEnergy 0.55
5 Dominion 0.49
4 Calpine 0.39
3 FPL Group 0.33
2 Entergy 0.27
1 Exelon 0.06
(1)  Exelon 2020 is Exelon’s comprehensive plan to reduce, displace or offset 15 million metric tons of greenhouse gas emissions each year by 2020.
Exelon 2020
(1)
will ensure that Exelon maintains and extends its
position as the nation’s top low-carbon power generator
Lowest Carbon Intensity of the
Largest U.S. Generators
CO2 Emissions of Largest U.S. Electricity Generators

Protect Today’s Value
• Deliver superior operating
performance
• Advance competitive markets
• Exercise financial discipline and
maintain financial flexibility
• Build healthy, self-sustaining delivery
companies
Grow Long-Term Value
• Drive the organization to the next
level of performance
• Adapt and advance Exelon 2020
• Rigorously evaluate and pursue new
growth opportunities in clean
technologies and transmission
• Build the premier, enduring
competitive generation company
+
Exelon’s Strategic Direction
Excel in managing the elements of our business we can control, while being strategic, thoughtful and disciplined with the elements we cannot control

11 Appendix

The Exelon Companies
’09 Earnings: $2,092M
’09 EPS: $3.16
Total Debt:
(1)
$3.0B
Credit Rating:
(2)
BBB
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘09 Operating Earnings: $2.7B
‘09 EPS: $4.12
Assets:
(1)
$49.2B
Total Debt:
(1)
$12.6B
Credit Rating:
(2)
BBB-
Note: All ’09 income numbers represent adjusted (Non-GAAP) Operating Earnings and EPS. Refer to Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) As of December 31, 2009.
(2) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of February 28, 2010.
Pennsylvania
Utility
Illinois
Utility
’09 Earnings: $356M $354M
’09 EPS: $0.54 $0.54
Total Debt:
(1)
$5.1B $2.8B
Credit Ratings:
(2)
A- A-

2010 Events of Interest
Q1 Q2 Q3 Q4
RPM Auction (May)
Uncollectibles rider
tariff (2/2)
Illinois Power Agency
RFP (spring)
Illinois Primaries
(2/2)
Pennsylvania
Primaries (5/18)
Electric and gas
distribution rate
case filings (March)
Procurement RFP
(May, results in June)
Procurement RFP
(Sep., results in Oct.)
Electric distribution rate case filing (TBD)
Illinois Elections
(11/2)
Pennsylvania
Elections (11/2)

O&M
Cost Savings Initiative
Inflation
Pension/OPEB
2010 Operating Earnings Guidance
(1)
2010E 2009A
$0.54
$3.16
$4.12
(1)
ComEd
PECO
Exelon
Generation
ComEd RNF
PECO RNF
Generation RNF
Depreciation and Amortization
2010 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.54
Exelon $3.60 - $4.00
(1)
$0.60 - $0.70
$0.40 - $0.50
$2.55 - $2.80
(1) We reaffirmed 2010 earnings guidance on January 22, 2010, and we are not updating earnings guidance at this time. Earnings guidance is only reviewed in connection with our quarterly earnings announcements or if we expressly indicate that we are updating the guidance.  Refer to the Appendix for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.
Note: A = Actual; E = Estimate
2010 operating earnings guidance of $3.60 to $4.00/share – 1Q10 earnings expectations between $0.85 to $0.95/share
(1)

Delivering on Cost Savings Commitments
Holding O&M below 2008 levels for second consecutive year
Committed to 2010 O&M target of $4.35 billion, offsetting inflation and $35 million of higher pension and OPEB expense with additional cost savings
• Reduced positions by 500 (400 in corporate support and 100 at ComEd) in 2009
• Freezing executive salaries and reducing other compensation benefits for 2010
Notes: The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date. Data contained on this slide is rounded.
($ millions)
$0.7 $0.6 PECO
(1)
$1.0 $1.0 ComEd
(1)
$2.7 $2.7 Generation
2010E 2009A $ billions
(2)
(2)
(2)
O&M Expense
(1)
$4,500
$4,300
$4,350
$450
$415
$245
2008A 2009A 2010E
Total O&M Pension/OPEB Expense
(1) Reflects operating O&M data and excludes decommissioning effect. ComEd and PECO operating O&M exclude energy efficiency and smart meter costs recoverable under a rider.
(2) Exelon Consolidated includes operating O&M expense from Holding Company.

Cash Contributions
$0
$100
$200
$300
$400
Pension OPEB
Pension and OPEB Plans Key Metrics – 12/31/09E ($ in millions)
Pension
Assets $7,840
Obligations $11,480
2010E 2009
$210
$250
$205
$200
$440
$260
$155 $155
2010E 2009
(1)
(2) (3)
OPEB
Assets $1,475
Obligations $3,660
Key Metrics
2009 asset return 21%
12/31/09 discount rate 5.83%
Assumed long-term EROA               8.50%
Pension and OPEB expense is
increasing by $35 million pre-tax
Pension and OPEB Expense and
Contributions
Pre-Tax Expense
(4)
$0
$50
$100
$150
$200
$250
$300
Pension OPEB
(1) Includes settlement charges.
(2) Contributions reflect the application of recently issued U.S. Treasury Department guidance and cover both the qualified and non-qualified plans.  2009 contributions include a
$350 million discretionary contribution.  2010 pension contributions are based on minimum regulatory requirements and additional amounts required to avoid benefit restrictions.  Management may elect to make additional discretionary contributions.
(3)
Approximately $100 million of the 2009/2010 OPEB contributions is discretionary. Management has not yet made a decision regarding its 2010 OPEB contributions.
Contributions shown above include amounts paid out of corporate assets.
(4) Assumes an ~20% overall capitalization rate for pension and OPEB costs.
Notes: OPEB = other postretirement benefits; EROA = expected return on assets.  The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date.  Data contained on this slide is rounded.

Capital Expenditures Expectations
1,975
1,925
1,825
1,950 1,950
775
900
850
1,125
1,150
200
50
375
550
675
50
25
100
150
75
300
300
275
225
200
$0
$750
$1,500
$2,250
$3,000
$3,750
$4,500
2008A 2009A 2010E 2011E 2012E
Base CapEx Nuclear Fuel
Nuclear Uprates and Solar Smart Grid
New Business at Utilities
Exelon
$3,125
$3,275
$3,375
(1)
$4,050
$4,150
Note: Data contained on this slide is rounded.
$ millions
(1) Does not include $85M increase in ComEd CapEx reflected in Exelon’s 2009 Annual
Report on Form 10-K, of which approximately $65M related to Smart Grid/Utility Growth.
2008A 2009A 2010E 2011E 2012E
Exelon Generation
Base CapEx 875 875 750 900 900
Nuclear Fuel 775 900 850 1,125 1,150
Nuclear Uprates 50 150 350 550 675
Solar - 50 25 - -
Total ExGen
1,700 1,975 1,975 2,575 2,725
ComEd
Base CapEx 675 650 625 625 625
Smart Grid/Meter 25 50 50 25 25
New Business 250 150 175 200 225
Total ComEd
(1)
950 850 850 850 875
PECO
Base CapEx 350 350 400 400 400
Smart Grid/Meter - - 50 125 50
New Business 50 50 50 75 75
Total PECO
400 400 500 600 525
Corporate 75 50 50 25 25

2010 Projected Sources and Uses of Cash
(325) n/a (100) (225) Utility Growth CapEx
(5)
($ millions)
Exelon
(10)
Beginning Cash Balance
(1)
$1,050
Cash Flow from Operations
(1)(2)
1,025 900 2,325 4,250
CapEx (excluding Nuclear Fuel, Nuclear Uprates
and Solar Project, Utility Growth CapEx)
(3)
(625) (400) (750) (1,825)
Nuclear Fuel n/a n/a (850) (850)
Dividend
(4)
(1,400)
Nuclear Uprates and Solar Project n/a n/a (375) (375)
Net Financing (excluding Dividend):
Planned Debt Issuances
(6,7)
250 -- 300 550
Planned Debt Retirements
(8)
(225) (400) -- (1,025)
Other
(9)
25 175 -- 125
Ending Cash Balance
(1)
$175
Note: The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date.
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.  Cash Flow from Operations for PECO and Exelon includes $572 million for competitive transition charges.  Net cash flow from operations includes $225 million of timing differences from 2009.
(3) Does not include $20M increase in ComEd CapEx reflected in Exelon’s 2009 Annual Report on Form 10-K.
(4) Assumes 2010 dividend of $2.10/share.  Dividends are subject to declaration by the Board of Directors.
(5) Represents new business and smart grid/smart meter investment.  Does not include $65M increase in ComEd CapEx related to Smart Grid/Utility Growth reflected in Exelon’s 2009
Annual Report on Form 10-K.
(6) Excludes Exelon Generation’s $213 million and ComEd’s $191 million tax-exempt bonds that are backed by letters of credit (LOCs).  Excludes PECO’s $225 million Accounts
Receivable (A/R) Agreement with Bank of Tokyo.  Assumes PECO’s A/R Agreement is extended in accordance with its terms beyond September 16, 2010.
(7) Exelon Generation’s $300 million financing assumes a $50 million DOE loan for the City Solar Project and $250 million of debt to refinance a portion of Exelon Corp’s $400 million maturity.
(8) PECO’s planned debt retirement of $400 million represents the final retirement of the PECO Energy Transition Trust.
(9) “Other” includes PECO Parent Receivable, proceeds from options and expected changes in short-term debt.
(10) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Sufficient Liquidity
(1)  Excludes previous commitment from Lehman Brothers Bank and commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes other corporate entities.
(120) -- -- (120) Outstanding Facility Draws
(439) (163) (10) (261) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,758 4,671 564 571 Available Capacity Under Facilities
(2)
(85) -- -- (85) Outstanding Commercial Paper
$6,673 $4,671 $564 $486
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ millions)
At February 28, 2010, Exelon had $6.8B of available capacity through its credit facilities and $85M of commercial paper outstanding
Available Capacity Under Bank Facilities as of February 28, 2010

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042
Exelon Corp Exelon Generation ComEd PECO
Debt Maturity Profile
Note: Balances shown exclude securitized debt and include capital leases.
Refinancing in 3Q 2009 of Exelon Generation and Exelon 2011 maturities decreased average cost of debt, extended average maturities and reduced refinancing risk

Projected 2010 Key Credit Measures
13.8x 8.1x FFO / Interest Generation /
Corp:
62% 34% FFO / Debt
53% 68% Rating Agency Debt Ratio
BBB
A-
A-
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB+
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa1
Baa1
Moody’s Credit
Ratings (3)
3.7x 3.8x FFO / Interest
ComEd:
18% 14% FFO / Debt
42% 49% Rating Agency Debt Ratio
5.2x 5.0x FFO / Interest PECO:
28% 23% FFO / Debt
46% 50% Rating Agency Debt Ratio
29% 47% Rating Agency Debt Ratio
87% 44% FFO / Debt
18.6x 9.9x FFO / Interest Generation:
46%
37%
7.2x
Without PPA &
Pension / OPEB (2)
57% Rating Agency Debt Ratio
25% FFO / Debt
6.0x FFO / Interest
Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt. See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) FFO/Debt metrics include the following standard adjustments:  imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of February 28, 2010.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, Amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

Value Return Framework
Less
Equals
Maintenance Capital and Committed Dividends
Cash Flow from Operations before Dividends and CapEx
Strengthen Balance Sheet /
Increase Financial Flexibility
Invest in Growth
Available Cash and Balance Sheet Capacity
Return Value via
Share Repurchases,
Additional Dividends

Focusing on the Transmission Grid
Across Exelon
ComEd and PECO
• Continued transmission
investments focused in their
service territories as
required for reliability
Exelon
Transmission
Company
• Evaluating needed
upgrades of the existing
system to reduce
constraints and improve
power flow from our assets
• Projects would include
short-term modifications to
existing infrastructure
Exelon Generation
• Invest in shovel ready
projects with utilities
• Pursue Extra High Voltage
(EHV) development
opportunities in and around
our existing footprint
including partnerships with
Exelon utilities and regional
developers
• Expand focus beyond our
footprint and evaluate
partnering with renewable
developers including
merchant transmission

25 ************ *********** ************ ************ ************ ********

• Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
• Complementary and flexible fossil and
hydro fleet
• Leveraged to improving power market
fundamentals (commodity prices, heat
rates, and capacity values)
• Below-market contract in Pennsylvania
ends at year-end 2010
• Potential carbon restrictions
Value Proposition
Exelon Generation Value Proposition
• Continue to focus on operating excellence,
cost management, and market discipline
• Execute on power and fuel hedging
programs
• Support competitive markets
• Pursue nuclear & hydro plant relicensing
and strategic investment in material
condition
• Maintain industry-leading talent
Protect Value
• Pursuing 1,300-1,500 MW nuclear uprate
plan
• Rigorously evaluate generation
development opportunities
• Capture increased value of low-carbon
generation portfolio
Grow Value
Exelon Generation is a premier unregulated generation company – positioned to capture market opportunities and manage risk

A Leading Nuclear Fleet Operator in Cost
Among major nuclear plant fleet operators, Exelon is consistently one of the lowest-cost producers of electricity in the nation
0
5
10
15
20
25
1   Quartile
2    Quartile 3    Quartile 4    Quartile
2004-2008 Average Production Cost
for Major Nuclear Operators
(1)
Average
(1) Source: 2008 Electric Utility Cost Group (EUCG) survey. Includes Fuel Cost plus Direct O&M divided by net generation.
st
nd
rd
th

Effectively Managing Nuclear Fuel Costs
Components of Fuel Expense in 2009
Projected Total Nuclear Fuel Spend Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
Note: At Ownership.  Excludes costs reimbursed under the settlement agreement with the DOE.
2010–2012, 2014: 100% hedged in volume
2013: ~92% hedged in volume
All charts exclude Salem
0.0
2.0
4.0
6.0
8.0
10.0
2009A 2010 2011 2012 2013 2014
0
200
400
600
800
1,000
1,200
1,400
2009A 2010 2011 2012 2013 2014
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009A 2010 2011 2012 2013 2014
Exelon Average Reload Price Projected Market Price (Spot)
Enrichment
38%
Fabrication
16%
Nuclear Waste
Fund
19%
Tax/Interest
1%
Conversion
3%
Uranium
23%

Uranium Price Volatility
Long-term equilibrium price expected to be $40-$60/lb
Short-term Uranium Price Trend Long-term Uranium Price Trend
Spring 2003
McArthur
River flood
December 2003
GNSS/Tenex
termination;
ConverDyn UF6 release
and shutdown
Early 2004
ERA / Ranger
water problems
Early 2006
First Cigar Lake flood;
Cyclone Monica halts
ERA /  Ranger
operations for
approximately two
weeks
October 2006
Second Cigar
Lake flood
March 2007
ERA / Ranger flooding
(cyclone George)
30
35
40
45
50
55
60
65
70
75
80
0
20
40
60
80
100
120
140
160

World-Class Nuclear Operator
Average Capacity Factor
Sustained production excellence
40%
50%
60%
70%
80%
90%
100%
Exelon Industry
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).

0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Industry (w/o Exelon)
Exelon
Impact of Refueling Outages
Notes:  Data includes Salem.  Net nuclear generation data based on ownership interest.
PWR = pressurized water reactor; BWR = boiling water reactor
• Every 18 months (most PWRs) or 24
months (BWRs & TMI)
• Average outage duration: ~28 days
(1)
Nuclear Refueling Cycle
• Based on the refueling cycle, we will
conduct 10 refueling outages in 2010,
the same number of refueling
outages conducted in 2009
2010 Refueling Outage Impact
• Output reflected TMI extended steam
generator replacement outage
• Based on the refueling cycle, we
conducted 10 refueling outages in
2009, versus 12 in 2008
2009 Refueling Outage Impact
(1)  Average outage duration for refueling outages from
2008 – 2009, excluding Salem.
125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
7
8
9
10
11
12
13
Refueling Outage Duration
Nuclear Output
Actual
Target
# of Outages
Note:  Exelon data includes Salem.  2009 average includes 23 days of TMI outage that extended into 2010 reflecting steam generator replacement.

Nuclear Uprates Offer Sustainable Value
Key component of Exelon 2020 low carbon roadmap
Creates additional low-carbon generation capacity
Capitalizes on Exelon’s proven track record of uprate execution
Dedicated project management team
Proven technology design
No ongoing incremental O&M expense
Creates long-term value over extended license lives
Uprates equivalent in size to a new nuclear plant but significantly lower cost, shorter timeline, and more predictable spend
Straightforward regulatory and environmental licenses, permits and approvals
Potential for uprates to meet state alternative energy standards
Uprate projects enable cost-effective growth and leverage Exelon’s operational excellence
Strategic
Value
Grow
Value
Regulatory
Feasibility
Execution
Feasibility

Three Major Categories of Exelon Uprates
Uprates
Overnight
Cost
(1)
MUR (Measurement Uncertainty Recapture)
• Through the use of advanced techniques and more precise
instrumentation, reactor power can be more accurately calculated
• Can achieve up to 1.7% additional output
• Requires NRC approval
187–234 MW $300M 2 years
899–1,016 MW $2,400M
EPU (Extended Power Uprate)
• Through a combination of more sophisticated analysis and
upgrades to plant equipment, uprates can increase output by as much as 20% of original licensed power level
• Requires NRC approval
3 - 5
years
237–266 MW $800M
Megawatt Recovery and Component Upgrades
• Replacement of major components in the plant occur in the normal life cycle process – with newer technology, replacements result in increased efficiency
• Equipment includes generators, turbines, motors and transformers
• Megawatt Recovery and Component Upgrades must conform to
NRC standards, but do not require additional NRC approval
2 - 3
years
~1,300–1,500 MW
$3,500M
Project
Duration
Exelon’s $2,200 – $2,500 / kW overnight cost for its MUR and EPU projects is an advantageous deployment of capital relative to other generation options
(1) In 2007 Dollars. Overnight costs do not include financing costs or cost escalation.
Estimated
Internal Rate
of Return
12-15%
14-18%
9-12%

Phased Execution Lowers Risk
• Safe, economical and proven methods to improve efficiency and output
• Leverages Exelon’s substantial experience managing successful uprate projects over the past 10 years
Note: Data contained in this slide is rounded.
Uprate program allows us to adjust timing to respond to market conditions
EPUs
MURs
MW Recovery and
Component Upgrades
Maximum
Potential MW
Year Uprates Become Operational
1999-
2008
2009 2010 2011 2012 2013 2014 2015 2016 2017 2009-
2017
Exelon’s Uprate Plan
1,100 MW
1,300 – 1,500  MW
Average Overnight Cost
Estimate: $2,200 - 2,500/KW
0
200
400
600
800
1,000
1,200
1,400
1,600
Planned Capital
Spend
(1)
$150 2017
$625 2013
$675 2012
$550 2011
$350 2010
$725 2015
$725 2014
$400 2016
$4,425
2008 -
2017
$225
2008 -
2009
(1) Dollars shown are nominal, reflecting 6% escalation, in millions.

Multi-Regional Nuclear Uprate Program
2012 32 25 Peach Bottom
2011 110 95 Quad Cities
2014 15 12 TMI
2014 31 25 Dresden
2013 23 19 Quad Cities
2012 42 34 Byron
2012 42 34 Braidwood
2011 41 33 Limerick
2011 40 32 LaSalle
2014 3 3 Peach Bottom
Measurement Uncertainty Recapture (MUR):
2013 6 6 Limerick
2013 110 103 Dresden
2012 5 5 Dresden
Extended Power Uprate (EPU):
MW Recovery & Component Upgrades:
2017 340 306 Limerick
172
336
17
148
3
Max
Potential
MW
2016 138 TMI
2016 303 LaSalle
2016 17 Clinton
2015 134 Peach Bottom
2010 2 Clinton
Year of
Operation
Base
Case
MW
Station
Executing 1,300-1,500 MW of uprate projects
across our geographically diverse nuclear fleet
TMI
Limerick
Peach
Bottom
Total Midwest Uprates:
669-759 MW
Total Mid-Atlantic Uprates:
657-757 MW
Quad
Cities
Dresden
Byron
LaSalle
Clinton
Braidwood
Notes: MW shown at ownership. Year of Operation indicates when the uprate project is planned to be completed.
Uprates totaling approximately 50 MW are expected to come on line in 2010.

Exelon Nuclear Fleet Overview
Fleet also includes 4 shutdown units: Peach Bottom 1, Dresden 1, Zion 1 & 2.
Average in-service time = 28 years
2011
42.6% Exelon, 57.4%
PSEG
In process
(decision in 2011-
2012):  2016, 2020
503, 500
(2)
W PWR 2 Salem, NJ
2025 100% Renewed: 2034 837 B&W PWR 1 TMI-1, PA
Dry cask 100% Renewed: 2029 625 GE BWR 1 Oyster Creek, NJ
Dry cask
50% Exelon, 50%
PSEG
Renewed: 2033,
2034
574, 571
(2)
GE BWR 2 Peach Bottom, PA
Dry cask
75% Exelon, 25% Mid-
American Holdings
Renewed: 2032 655, 662
(2)
GE BWR 2 Quad Cities, IL
Dry cask 100%
Renewed: 2029,
2031
869, 871 GE BWR 2 Dresden, IL
2010 100% 2022, 2023 1138, 1150 GE BWR 2 LaSalle, IL
Dry cask 100% 2024, 2029 1148, 1145 GE BWR 2 Limerick, PA
2018
2011
2013
Spent Fuel Storage/
Date to lose full core
discharge capacity
GE
W
W
Vendor
BWR
PWR
PWR
Type
1
2
2
Units
100% 2026 1065 Clinton, IL
100% 2024, 2026 1183, 1153 Byron, IL
100% 2026, 2027 1194, 1166 Braidwood, IL
Ownership
License Status /
Expiration
(1)
Net Annual
Mean Rating
MW 2009 Plant, Location
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) Capacity based on ownership interest.
Uprates + license extensions = long-term value creation

0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
2000 2001 2002 2003 2004 2005 2006 2007 2008
Basics of Business Unchanged
Nuclear remains one of the lowest cost options for electricity production
Petroleum
Gas
Coal
Nuclear
1.87
U.S. Electricity Production Costs
(2000-2008)
(1)
(1) In 2008 cents per kilowatt-hour. Source: NEI, Ventyx Velocity Suite May 2009. Production Cost = O&M plus fuel.
2.75
8.09
17.26

38 38
Total Portfolio Characteristics
104,400
102,441
39,800
39,897
5,500
16,830
22,700
13,897
0
50,000
100,000
150,000
200,000
2009A 2010E
ComEd Swap
IL Auction
PECO Load
Actual Forward Hedges & Open Position
Expected Total Supply
(GWh)
Expected Total Sales
(GWh)
91,804 91,600
47,866 48,100
29,840
27,400
3,555 5,300
0
50,000
100,000
150,000
200,000
2009A 2010E
Forward / Spot Purchases
Fossil & Hydro
Mid-Atlantic Nuclear
Midwest Nuclear
173,065
173,065
172,400
172,400

Retiring Cromby Station and
Eddystone Units 1&2
• Cromby Station
– Placed in service in 1954-55
– 144 MW coal and 201 MW oil/gas
• Eddystone Station Units 1&2
– Placed in service in 1960
– 588 MW of coal capacity at units 1&2
– Units 3&4 (760 MW oil/gas) and 4 peaking
units (60 MW) will continue to operate
• Retirements yield ~$165-200 million incremental NPV vs. continuing to operate the units
– Avoids ongoing operating and capital costs on aging units
– Cromby and Eddystone have not cleared in the past two RPM capacity auctions (2011/12 and 2012/13)
– Anticipates more stringent environmental regulations and avoids related capital investment
• Agreed to delay deactivation of two units to maintain reliability, provided receipt of required environmental permits and adequate cost-based compensation
– Pursuing RMR to compensate for cost of maintaining and operating units beyond 5/31/11
– Maintaining scheduled retirement date of 5/31/11 for Cromby 1 and Eddystone 1; delaying
Cromby 2 to 5/31/12 and Eddystone 2 to 12/31/13
$80 $85 $40 Capital Expenditure
Reduction
$40 $18 $24 Incremental Pre-Tax
Operating Income
45 22 0 Depreciation Savings
75 46 24 Operating O&M Savings
$(80) $(50) $0 Revenue Net Fuel
2012 2011 2010 ($ in millions)
Smaller, less efficient coal plants are challenged by economic and environmental considerations
Ongoing Savings Impact
Note: RMR = reliability must-run agreement

40 40
Reliability Pricing Model (RPM) Auction
PJM RPM Auction ($/MW-day)
Exelon Generation Participation within PJM Reliability Pricing Model
(1)
– next RPM auction in May 2010
Note: Data contained on this slide is rounded.
(1)  All generation values are approximate and not inclusive of wholesale transactions.
(2)  All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3)  Obligation consists of load obligations from PECO. PECO PPA expires December 2010.
(4) Obligation represents the remainder of the ComEd auction load that ends in May 2010.
(5) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(6) Elwood contract expires in 12/31/12 and Kincaid contract expires in 2/28/13.
(7) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zones.
2009/2010 2010/2011 2011/2012 2012/2013
in MW Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Capacity (2)
RTO 12,800 3,800 - 4,100 (4) 23,900 9,300 - 9,400 (3) 23,200 12,100 (6)
EMAAC 9,500
MAAC + APS 11,100  9,300 – 9,400 (3)
MAAC 1,500
Avg ($/MW-Day) (7) $143.90 $174.29 $110.00 $74.75
40.80
197.67
111.91
148.80
102.04
191.32
174.29
110.00
16.46
133.37
139.73
2007/2008 2008/2009 2009/2010 2010/2011 2011/2012 2012/2013
RTO
MAAC + APS
MAAC
Eastern MAAC
Only shown
if cleared
at separate
price and
generation
is located
in that zone
(5)

41
Estimated Build-Up of PECO Average
Residential Full Requirements Price
$91.60/MWh
$28.50- $29.50
$50.50 - $51.50
Full Requirements Costs ($/MWh) Average Full Requirements
Retail Sales Price
(1)
Load Shape &
Ancillary Services
$7.50
Capacity
$12.00
Transmission &
Congestion
$7.00 - $8.00
Renewable
Energy
Credits
$1.00
Migration,
Volumetric
Risk & Other
$1.00
~$6.50
~$5.50
(1) As provided by Exelon Generation.
(2) On Oct 21, 2009 the Independent Evaluator (NERA) announced a wholesale winning bid average price of $79.96/MWh for PECO’s Fall 2009 RFP (reflecting 17 & 29-month residential full requirements’ products with delivery beginning Jan 1, 2011).
(1) As provided by Exelon Generation.
(2) On Oct 21, 2009 the Independent Evaluator (NERA) announced a wholesale winning bid average price of $79.96/MWh for PECO’s Fall 2009 RFP (reflecting 17 & 29-month residential full requirements’ products with delivery beginning Jan 1, 2011).
Average
Wholesale
Energy Price
$79.96 (2)

42 42
Midwest Price Recovery Update

• Last fall, we saw approximately $5/MWh of upside over NiHub ATC forward prices
• Since then, we have seen an expansion in market implied heat rates, with NiHub prices declining proportionally less than forward gas prices
– We have also seen a reduction in the NiHub-ADHub spread
• Holding natural gas prices at current levels, we expect some additional increase in NiHub ATC forward prices as the economy/load recovers and transmission enhancements are completed
Exelon will benefit as Midwest prices increase, moving closer to our fundamental view...
2012 gross margin increases by ~$275 million for a $5/MWh increase in NiHub ATC

43 ************ *********** ************ ************ ************ ***********

-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
1Q09 2Q09 3Q09 4Q09 1Q10E 2Q10E 3Q10E 4Q10E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product
ComEd Load Trends
Weather-Normalized Load
Key Economic Indicators
Note: The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date.
C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
(4)
Chicago U.S.
Unemployment rate (1) 10.9% 10.0%
2009 annualized growth in
gross domestic/metro product (2) (3.1)% (2.5)%
10/09 Home price index (3) (10.1)% (7.3)%
(1) Source: Illinois Dept. of Employment Security (November 2009) and U.S.
Dept. of Labor (December 2009)
(2) Source: Moody’s Economy.com (December 2009)
(3) Source: S&P Case-Shiller Index
(4) Not adjusted for leap year effect
4Q09       2009 (4) 2010E
Customer Growth (0.5)% (0.4)% 0.1%
Average Use-Per-Customer (1.1)% (1.0)% 0.0%
Total Residential (1.6)% (1.4)% 0.0%
Small C&I 0.1% (2.2)% 0.8%
Large C&I (4.0)% (6.7)% 1.5%
All Customer Classes (1.6)% (3.3)% 0.8%

ComEd Customer Usage Breakdown
Customer Usage by Revenue Class
Top 380 Customer Usage by Segment
Other
2%
Residential
31%
Small C&I
36%
380 Large
C&I
18%
Other Large
C&I
13%
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
11% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
52% Manufacturing
ComEd’s territory is largely manufacturing focused, which is beginning to see increases in production due to improved economic conditions
Note: The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date.

Illinois Power Agency (IPA) RFP Procurement
• On December 28, 2009, the Illinois Commerce Commission approved the IPA’s
Updated Procurement Plan for the 2010/11 planning period, which includes the procurement of:
– monthly peak and off-peak standard wholesale block energy products
– 1,887,014 MWh of Renewable Energy Credits
– 1,400,000 MWh/year of renewable energy and associated RECs through 20 year contracts beginning delivery in June 2012
Note: Chart is for illustrative purposes only.  Data on this slide is rounded.
Next RFP expected in Spring 2010
2009 RFP
2009 RFP
2010 RFP
2010 RFP
2011 RFP
2011 RFP
2011 RFP
2012 RFP
2012 RFP
2013 RFP
Financial
Swap
Auction
Contract
Jun 2009 Jun 2010 Jun 2011 Jun 2012 Jun 2013 Jun 2014
Delivery
Period
Peak Off-Peak
June 2010 -
May 2011
5,528 4,344
June 2011 -
May 2012
1,980 549
Volume to be procured in the 2010
IPA Procurement Event (GWh)

Financial Swap Agreement with
Exelon Generation
3,000 $53.48 January 1, 2013 - May 31, 2013
3,000 $52.37 January 1, 2012 - December 31, 2012
3,000 $51.26 January 1, 2011 - December 31, 2011
3,000 $50.15 June 1, 2010 - December 31, 2010
2,000 $50.15 January 1, 2010 - May 31, 2010
2,000 $49.04 June 1, 2009 - December 31, 2009
1,000 $49.04 January 1, 2009 - May 31, 2009
1,000 $47.93 June 1, 2008 - December 31, 2008
Notional Quantity (MW) Fixed Price ($/MWH) Portion of Term
• Market-based contract for ATC baseload energy only
– Does not include capacity, ancillary services, or congestion
• Supplies ~67% of ComEd’s Residential/Small C&I load for 2010/11
• Represents long-term contract with stable pricing for ComEd’s customers
Note: C&I = Commercial & Industrial
Financial swap increases to 3,000 MW on June 1, 2010

Smart Meter/Smart Grid
•
Smart Meter Pilot
(or Advanced Metering Infrastructure - AMI)
– ICC approved on October 14, 2009
– 1-year pilot program for 131,000 smart meters and related programs
– Expected to be implemented in early summer 2010 – over 80,000 smart meters installed to date
– ~$70 million spend in 2009-2010 with recovery with regulated return for capital investment through a rider
•
Smart Grid Solar Pilot Project
– Negotiating with DOE to obtain $5 million in stimulus funds for Smart Grid Solar Pilot
– Pilot group of ~100 residential customers will receive roof-top solar systems and be placed on real-time pricing and net metering programs
– Solar systems will be deployed at customers within the smart meter pilot footprint
– Goals are (1) to study how photovoltaic panels and energy storage affect reliability of the distribution system, (2) to evaluate consumer response to price signals and (3) to assess customer acceptance of new technologies
•
Green Vehicle Fleet
– $4 million in stimulus funding awarded to ComEd to expand Green Vehicle Fleet and Test Impact on Electric Grid
– Will add up to 14 new hybrid and plug-in electric vehicles to fleet
– Will deploy vehicle smart charging stations and evaluate impacts of vehicle charging while managing the electric load
ComEd is pursuing a number of smart grid investments with regulated returns and stimulus funding

49 ********* ********* *********** *********** ********

PECO Load Trends
Weather-Normalized Electric Load
Key Economic Indicators
Weather-Normalized Load Year-over-Year
(3)
Philadelphia U.S.
Unemployment rate (1) 8.5%               10.0%
2009 annualized growth in
gross domestic/metro product (2) (3.6)%             (2.5)%
(1)  Source: U.S. Dept. of Labor (PHL - November 2009, U.S. – December 2009)
(2)  Source: Moody’s Economy.com (December 2009)
(3)  Not adjusted for leap year effect
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
1Q09 2Q09 3Q09 4Q09 1Q10E 2Q10E 3Q10E 4Q10E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product
4Q09        2009 (3) 2010E
Customer Growth (0.4)% (0.2)% (0.1)%
Average Use-Per-Customer 0.2% (2.1)% (1.2)%
Total Residential (0.2)% (2.3)% (1.3)%
Small C&I (2.5)% (2.7)% (0.7)%
Large C&I (1.4)% (3.0)% (2.4)%
All Customer Classes (1.3)% (2.6)% (1.5)%
Note: The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date.
C&I = Commercial & Industrial

PECO Customer Usage Breakdown
Other
3%
Other Large
C&I
24%
150 Large
C&I
17%
Small C&I
22%
Residential
34%
Customer Usage by Revenue Class
Top 150 Customer Usage by Segment
7% Other
13% Transportation, Communication &
Utilities
18% Health & Educational Services
18% Manufacturing
22% Petroleum
2% Retail Trade
9% Finance, Insurance & Real Estate
12% Pharmaceuticals
PECO’s load is relatively diversified by customer class and industry, a slow recovery in the second half of 2010 is expected
Note: The information on this slide is the same as disclosed on January 22, 2010 and has not been updated to reflect any changes that may have occurred since that date.

PECO Procurement Results
PECO has completed two of the four procurements for the power needed to serve its residential customers beginning in 2011
• On September 23, 2009, the PAPUC approved the bids from PECO’s second RFP
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) Wholesale prices; no Small/Medium Commercial products were procured in the June RFP.
Residential
Sept RFP average price of
$79.96/MWh
(2)
June RFP average price of
$88.61/MWh
(2)
49% of full requirements product
procured
80 MW of block energy procured
Small and Medium Commercial
Sept RFP average blended price
of $85.85/MWh
(2)
24% of Small Commercial full
requirements product procured
16% of Medium Commercial full
requirements product procured
85% full requirements
15% full requirements spot
Medium Commercial &
Industrial
(peak demand >100 kW
but <= 500 kW)
100% full requirements spot Large Commercial &
Industrial
(peak demand >500 kW)
90% full requirements
10% full requirements spot
75% full requirements
20% block energy
5% energy only spot
Products
Small Commercial
(peak demand <100 kW)
Residential
Customer Class
PECO Procurement Plan
(1)
Total Procured (including
June and September RFPs)
Residential
23% of planned full requirements
contracts (17 and 29-mo terms)
140 MW of baseload (24x7)
block energy products (12, 24
and 60-mo duration)
40 MW of Jan-Feb 2011 on-peak
block energy
Small Commercial
36% of planned full requirements
contracts (17 and 29-mo term)
Medium Commercial & Industrial
42% of planned full requirements
contracts (17-mo term)
May 24, 2010 RFP

5.03 5.03
0.51 0.51
6.26
2.57
9.41
PECO Average Residential Electric Rates
(1) Average of PECO’s residential rates.
(2) Provided for illustration only.  Represents 49% of PECO’s full requirements residential procurement for 2011.
(3) Average retail price for full requirements products. Full requirements product includes load following energy, capacity, ancillary transmission services and
Alternative Energy Portfolio Standard requirements.
(4) Does not include energy efficiency or changes in distribution rates.
2011 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
14.37¢ (1) Unit Rates (¢/kWh)
Electric Restructuring
Settlement
~4% (4)
14.95¢ (1)
Assumptions
Illustrative Rate Increase Based on
PECO Residential Full Requirements
Procurement Results
(2)
• 2011 illustrative residential rate based
on a weighting of 26% on Spring 2009
Retail results, 23% on Fall 2009 Retail
results, and future supply
procurement estimated at Fall 2009
Results
• Actual 2011 default service residential
rate will reflect associated full
requirements costs, block energy
costs, and spot market purchases, all
of which will be acquired through
multiple procurements
• Rates will vary by customer class
• Retail rate components include line
losses and gross receipts taxes
Spring 2009 10.13¢/kWh
PECO Residential
Procurement Results
(3)
Effect of Spring and Fall 2009 Procurements
Fall 2009 9.16¢/kWh
Retail Results

PECO Smart Grid/Smart Meter
• PECO intends to spend up to $650 million on its Smart Grid/Smart Meter Infrastructure
(1)
– $550 million Advanced Metering Infrastructure over 10 – 15 years
– ~$300 million in 2010-2012 period
– $100 million for Smart Grid over 3 years with stimulus funding
• Awarded $200 million Federal Stimulus Grant on October 27, 2009
– Working with DOE to agree on terms and conditions
• Smart Meter investment required by Act 129, which provides for recovery through surcharge including a return on capital investment
• Smart Grid investment to be recovered through transmission and distribution rates
2010-2012 Spend With Federal Stimulus Grant
(2)
:
($ millions pre-tax) 2010 2011 2012 Total
Act 129 Smart Meter Expanded Initial Deployment (600K meters by 2012)
(3)
40 $    150 $  100 $  290 $
Smart Grid Stimulus Case 50 45 15 110
Total Stimulus Case 90 195 115 400
Stimulus Grant Request (45) (100) (55) (200)
Total Expenditures net of Stimulus grant 45 $    95 $    60 $    200 $
(1)    Does not include $100 million for potential replacement of gas meters and wind-down of legacy Automated Meter Reading system.
(2) Assumes 100% of matching funds requested by DOE.
(3) Includes approximately $10 million, $15 million, and $25 million of O&M in 2010-2012, respectively.
Data contained in this slide is rounded.

55 55 55 Exelon Generation Hedging Disclosures (As disclosed on January 22, 2010)

56 56
Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of December 31, 2009. Going forward, we plan to update the information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-
looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

57 57
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
•
Power Team utilizes several product
types and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
• Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
• Consider market, credit, operational risk
• Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

58 58 58
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
•
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

59 59 59
2010 2011 2012
Estimated Open Gross Margin ($ millions)
(1,2)
$5,900 $5,800 $5,750
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$5.79
$33.83
$48.04
$(0.53)
$6.33
$34.75
$49.42
$(0.44)
$6.53
$36.13
$50.43
$0.89
(1) Based on December 31, 2009 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.
Exelon Generation Open Gross Margin and
Reference Prices

60 60 60
2010 2011 2012
Expected Generation (GWh)
(1)
167,100 163,000 162,600
Midwest 99,000 98,400 97,400
Mid-Atlantic 59,600 57,200 56,600
South 8,500 7,400 8,600
Percentage of Expected Generation Hedged
(2)
91-94% 69-72% 37-40%
Midwest 89-92 71-74 43-46
Mid-Atlantic 93-96 65-68 25-28
South 97-100 66-69 39-42
Effective Realized Energy Price ($/MWh)
(3)
Midwest $46.50 $45.00 $46.00
Mid-Atlantic $35.50 $60.00 $53.50
ERCOT North ATC Spark Spread $(1.00) $(0.50) $(7.00)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 10 refueling outages in 2010 and 11 refueling outages in 2011 and 2012 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.5%, 92.8% and 92.8% in 2010, 2011 and 2012 at Exelon-operated nuclear plants. These estimates of expected generation in 2011 and 2012 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011, pending PJM approval.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

61 61 61
Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2010
$40
$(40)
$30
$(25)
$20
$(15)
+/- $50
2011
$190
$(160)
$165
$(155)
$135
$(130)
+/- $50
2012
$395
$(395)
$275
$(270)
$230
$(230)
+/- $50
(1) Based on December 31, 2009 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)

62 62 62
95% case
5% case
$6,500
$6,100
$4,800
$7,800
$6,200
$8,000
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2010 2011 2012
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2011 and 2012 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of December 31, 2009.

63 63 63
Midwest Mid-Atlantic ERCOT
Step 1
Start with fleetwide open gross margin
$5.90 billion
Step 2 Determine the mark-to-market value
of energy hedges
99,000GWh * 90% *
($46.50/MWh-$33.83/MWh)
= $1.13 billion
59,600GWh * 94% *
($35.50/MWh-$48.04/MWh)
= $(0.70 billion)
8,500GWh * 98% *
($(1.00)/MWh-
$(0.53)/MWh)
= $0.00 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.90 billion
MTM value of energy hedges:              $1.13 billion + $(0.70 billion) + $0.00 billion
Estimated hedged gross margin:          $6.33 billion
Illustrative Example
of Modeling Exelon Generation 2010 Gross Margin (with Existing Hedges)

64 64 64 64 64 64 64
50

60
65
70
75
80
85
90
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
20
25
30
35
40
45
50
55
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
35
40
45
50
55
60
65
70
75
80
85
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
5
5.5
6
6.5
7
7.5
8
8.5
9
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
64
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2011 $5.87
2012  $6.13
Rolling 12 months, as of February 26, 2010. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2011 $70.26
2012 $74.15
2011 Ni-Hub  $39.78
2012 Ni-Hub $40.88
2012 PJM-West  $54.85
2011 PJM-West $53.70
2011 Ni-Hub $24.37
2012 Ni-Hub $25.63
2012 PJM-West $38.05
2011 PJM-West $37.51

65 65 65 65 65 65 65
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
40
45
50
55
60
65
70
75
80
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
5
5.5
6
6.5
7
7.5
8
8.5
9
3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10
65
Market Price Snapshot
2012 $8.99
2011 $8.77
2011 $50.68
2012 $54.26
2011 $5.78
2012 $6.03
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2011 $6.79
2012 $8.34
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of February 26, 2010. Source: OTC quotes and electronic trading system. Quotes are daily.

66 Key Assumptions and GAAP Reconciliation

67 67
Key Assumptions for 2010
Earnings Guidance
(1)
2008 Actual 2009 Actual 2010 Est.
Nuclear Capacity Factor (%)
(2)
93.9 93.6 93.5
Total Generation Sales Excluding Trading (GWh)
176,174 173,065 171,400
Total Generation Sales to PECO (GWh) 40,966 39,897 39,900
Total Generation Market and Retail Sales (GWh)
(3)
135,208 133,168 131,500
Henry Hub Gas Price ($/mmBtu) 8.85 3.92 6.21
PJM West Hub ATC Price ($/MWh) 68.52 38.30 48.40
Tetco M3 Gas Price ($/mmBtu) 9.83 4.64 6.95
PJM West Hub Implied ATC Heat Rate (mmbtu/MWh) 6.97 8.25 6.96
NI Hub ATC Price ($/MWh) 49.00 28.85 32.57
Chicago City Gate Gas Price ($/mmBtu) 8.79 3.92 6.23
NI Hub Implied ATC Heat Rate (mmbtu/MWh) 5.57 7.36 5.22
PJM East Capacity Price ($/MW-day) 169.09 173.73 181.34
PJM West Capacity Price ($/MW-day) 82.39 106.13 144.40
Electric Delivery Growth (%)
(4)
PECO 0.6 (2.6) (1.3)
ComEd (0.1) (3.3) 0.8
Effective Tax Rate (%)
(5)
36.1 37.2 35.8
(1) Reflects assumptions used in original 2010 Earnings Guidance provided on November 2, 2009; 2010 prices reflect observable prices as of September 30, 2009.
(2) Excludes Salem. .
(3) Includes Illinois auction sales and ComEd swap.
(4) Weather-normalized retail load growth.
(5) Starting on January 1, 2011, effective tax rate is expected to increase to 37.1% due to lower tax benefit related to the PECO PPA roll off.

2009 GAAP Reconciliation
Note:  Amounts may not add due to rounding.
110 - - - 110
Mark-to-market adjustments from economic hedging activities
(34) - - - (34)
Retirement of fossil generating units
(5) - - (5) - City of Chicago settlement with ComEd
(66) - - (4) (62) 2007 Illinois electric rate settlement
(74) (30) - - (44)
Costs associated with early debt retirements
(135) - - - (135)
Impairment of certain generating assets
(22) (1) (1) (13) (7)
2009 restructuring charges
32 - - - 32
Decommissioning obligation reduction
(20) (20) - - -
NRG Energy, Inc. acquisition costs
132 - - - 132
Unrealized gains related to nuclear decommissioning trust
funds
66 (12) - 40 38
Non-cash remeasurement of income tax uncertainties and
reassessment of state deferred income taxes
$2,707 $(142) $353 $374 $2,122 FY 2009 GAAP Earnings (Loss)
$2,723 $(79) $354 $356 $2,092 2009 Adjusted (non-GAAP) Operating Earnings (Loss)
Exelon Other PECO ComEd ExGen
2009 GAAP Reconciliation (in millions)

2009 GAAP EPS Reconciliation
0.16 - - - 0.16
Mark-to-market adjustments from economic hedging activities
(0.05) - - - (0.05)
Retirement of fossil generating units
(0.01) - - (0.01) - City of Chicago settlement with ComEd
(0.10) - - (0.01) (0.09) 2007 Illinois electric rate settlement
(0.11) (0.04) - - (0.07)
Costs associated with early debt retirements
(0.20) - - - (0.20)
Impairment of certain generating assets
(0.03) - (0.00) (0.02) (0.01)
2009 restructuring charges
0.05 - - - 0.05
Decommissioning obligation reduction
(0.03) (0.03) - - -
NRG Energy, Inc. acquisition costs
0.19 - - - 0.19
Unrealized gains related to nuclear decommissioning trust
funds
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and
reassessment of state deferred income taxes
$4.09 $(0.21) $0.53 $0.56 $3.21 FY 2009 GAAP Earnings (Loss) Per Share
$4.12 $(0.12) $0.54 $0.54 $3.16
2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per
Share
Exelon Other PECO ComEd ExGen
2009 GAAP EPS Reconciliation
(1)
(1) All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
Note:  Amounts may not add due to rounding.

2010 Earnings Outlook
• Exelon’s 2010 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments
• Significant impairments of assets, including goodwill
• Changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Costs associated with the retirement of fossil generating units
• Other unusual items
• Significant future changes to GAAP
• Operating earnings guidance assumes normal weather for the year

Exelon Investor Relations Contacts
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be
added to our email distribution list
please contact:
Martha Chavez, Executive Admin
Coordinator
312-394-4069
Martha.Chavez@ExelonCorp.com
Investor Relations Contacts:
Karie Anderson, Vice President
312-394-4255
Karie.Anderson@ExelonCorp.com
Stacie Frank, Director
312-394-3094
Stacie.Frank@ExelonCorp.com
Paul Mountain, Manager
312-394-2407
Paul.Mountain@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com